SUPPLEMENT
                                     TO THE
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
                   DATED MAY 1, 2000, AS AMENDED MAY 11, 2000
                                       FOR
                                JNL SERIES TRUST


         On page 35 of the SAI for the JNL Trust Series dated May 1, 2000, as amended May 11, 2000, the fourth paragraph on the page, referring to Janus Capital Corporation (Janus Capital), should be deleted and replaced in its entirety with the following paragraph:

         "Janus Capital Corporation (Janus Capital), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL/Janus Aggressive Growth Series, the

         JNL/JanusBalanced Series, the JNL/Janus Capital Growth Series, the JNL/Janus Global Equities Series, and the JNL/Janus Growth & Income Series. Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stillwell, selects a least a majority of Janus Capital's Board subject to the approval of Stilwell, which approval cannot be unreasonably withheld."


This Supplement is dated July 20, 2000